UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05037

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2014

Contravisory Strategic Equity Fund

Investor Class – Ticker: CSEFX
Institutional Class – Ticker: CSSFX

Table of Contents

Shareholder Letter	1
Sector Allocation	4
Historical Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Expense Example	24
Approval of Investment Advisory Agreement	26
Trustees and Executive Officers	29
Additional Information	32
Privacy Notice	34

Contravisory Strategic Equity Fund

January 29, 2015

2014 was a profitable one for equity investors with the S&P 500 up 13.69%.  At the same time mid1 and small company benchmarks2 gained a more modest 9.77% and 4.89% respectively. However, foreign stocks continue to struggle as the Morgan Stanley EAFE Index sank 7.35%.

Thinking back over the past year we are reminded that crystal balls are unreliable and forecasting macro or market outcomes should be left to higher beings.  Arguably, 2014’s two biggest unexpected surprises were the U.S. bond market rally and the 50% decline in crude oil prices.  Most pundits predicted higher interest rates with Quantitative Easing coming to an end and the global economy improving.  They were wrong as rates have declined sharply (10 year treasury yields declined from 2.45% to 1.97%) and global growth was anemic with the one bright spot being the United States.

The biggest concern for investors as we enter 2015 is the slowing recovery, particularly in Europe.  Growth rates there are stagnant despite negative interest rates in some cases.  There is a growing and very legitimate concern of deflation which has been exacerbated by the recent collapse in commodity prices.  The ECB (European Central Bank) is pulling out all the stops as Eurozone countries are just beginning their own version of bond buying (quantitative easing).  Unfortunately, like in the United States, these abnormal and persistent low rates manipulated by the central bank are giving cover to politicians facing the reality that real growth won’t begin until more meaningful structural reform (tax, entitlement, regulatory) takes place.  It seems increasingly clear that these low rates and bond buying activities have done more for large financial institutions and wealthy individuals than it has for the average person seeking credit for purchases or new business startups.  In fact, according to Gallup, “for the first time in 35 years, American businesses deaths now outnumber births” and the U.S. now ranks 12th among developed nations in terms of new business startups.3  This may be a direct result of too much regulation and high taxes on small businesses.
____________

1	The S&P MidCap 400 seeks to track the performance of mid-cap US equities, representing more than 7% of available U.S. market cap.
2
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

3	“For the first time in 35 years, American business deaths now outnumber births,” the Wall Street Journal, January 21, 2015.

Contravisory Strategic Equity Fund

All of this has come together to create a great deal of investor uncertainty.  This uncertainty has manifested itself in heightened market volatility which began to surface in the fourth quarter.  This could be the beginning of a reset in investor expectations which is normal every so often within a longer-term secular bull market.  With this backdrop in mind, we have taken steps seeking to minimize the impact of such a period by increasing exposure to large capitalization, defensive names.  Specifically, we have increased exposure to the Health Care and Consumer Staples sectors and boosted our median market cap to $29 billion.  Simply stated, we believe that 2015 can be productive for equities but that the ride will likely be bumpy.  This shouldn’t be totally unexpected as we have gone through a two year period of unusually low volatility and no significant short-term corrections.

The Fund returned 7.57% lagging the S&P 500 by 6.12% in 2014.  The aforementioned gap for the prior year is attributed to the first three quarters at a time when the broad market had a high degree of correlation.  In the final quarter of 2014, the Fund kept pace with the benchmark as the breakdown of correlation within the market became more accentuated.  The Fund’s performance was aided by strong (greater than 10% throughout the year) exposure to each sector: Financial, Healthcare, Industrial, and Information Technology. Certain stock selections within these groups did not fare as well as others.  We selected a few stocks during the year where the price cycle (price trend), was shorter than expected and negatively impacted Fund.  Fund performance was also stunted by a strong investment weighting in the Consumer Discretionary Sector.  This sector weakened over the course of the year and was a primary contributor to the Fund’s underperformance.

We believe there is an opportunity for performance to improve in 2015.  As mentioned above, our research is indicating a breakdown of market correlation.  This market shift should benefit the Fund.  Our research and investment methodology works better in this type of uncorrelated environment.  As always, we are confident in our process and it is this steady hand that will bear long term results for our investors.

Sincerely,

Philip A. Noonan
Chief Operating Officer

Contravisory Strategic Equity Fund

The information provided herein represents the opinion of Contravisory Investment Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in mid-cap and small-cap companies, which involve additional risks such as limited liquidity and greater volatility than large companies.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in ETFs, which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Fund may over weight a sector of the market which can expose the Fund to greater risk than if the Fund would be diversified among various sectors.

Past performance does not guarantee future results.

The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

The MSCI EAFE Index is a measure of international equity performance. The index represents the following developed markets; Europe, Australasia and the Far East.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Contravisory Strategic Equity Fund is distributed by Quasar Distributors, LLC.

Contravisory Strategic Equity Fund

SECTOR ALLOCATION at December 31, 2014 (Unaudited)

Sector Allocation	% of Net Assets

Manufacturing	47.8%
Professional, Scientific, and Technical Services	13.3%
Finance and Insurance	8.2%
Real Estate and Rental and Leasing	7.6%
Information	5.5%
Retail Trade	5.4%
Utilities	2.7%
Administrative and Support and
Waste Management and Remediation Services	2.7%
Transportation and Warehousing	2.5%
Wholesale Trade	2.4%
Cash*	1.9%
Net Assets	100.0%

*	Cash and other assets less liabilities.

Contravisory Strategic Equity Fund

HISTORICAL PERFORMANCE (Unaudited)

Comparison of the Growth of a $1,000,000 Investment in the Contravisory Strategic Equity Fund Institutional Class and the S&P 500 Index

Annual Total Returns
Periods Ended December 31, 2014
		Annualized	Value of
		Since inception	$1,000,000
	One Year	(June 30, 2011)	(12/31/2014)
Investor Class	7.33%	9.39%	$1,369,532
Institutional Class	7.57%	9.61%	$1,379,437
S&P 500 Index	13.69%	15.99%	$1,681,538

This chart illustrates the performance of a hypothetical $1,000,000 investment made on June 30, 2011 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) 558-8818.

The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Contravisory Strategic Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014

Shares	COMMON STOCKS: 90.5%	Fair Value

	Administrative and Support Services: 2.7%
3,425	Moody’s Corp.	$328,149

	Apparel Manufacturing: 2.8%
4,452	Cintas Corp.	349,215

	Beverage and Tobacco Product Manufacturing: 5.1%
2,895	Anheuser-Busch InBev NV – ADR	325,166
7,150	Coca-Cola Co.	301,873
		627,039
	Chemical Manufacturing: 20.4%
2,960	Ashland, Inc.	354,490
4,345	E.I. du Pont de Nemours & Co.	321,269
3,900	Gilead Sciences, Inc.1	367,614
5,455	Hospira, Inc.1	334,119
2,930	International Flavors & Fragrances, Inc.	296,985
2,750	Johnson & Johnson	287,567
2,945	Mead Johnson Nutrition Co.	296,090
4,935	Merck & Co., Inc.	280,259
		2,538,393
	Computer and Electronic Product Manufacturing: 8.4%
14,335	Applied Materials, Inc.	357,228
8,705	Hewlett-Packard Co.	349,332
3,470	SanDisk Corp.	339,990
		1,046,550
	Credit Intermediation and Related Activities: 2.6%
8,050	Bank of New York Mellon Corp.	326,588

	Food Manufacturing: 2.5%
6,060	Archer-Daniels-Midland Co.	315,120

	Health and Personal Care Stores: 5.4%
3,615	CVS Health Corp.	348,161
1,555	McKesson Corp.	322,787
		670,948
	Insurance Carriers and Related Activities: 5.6%
5,750	American International Group, Inc.	322,057
2,625	Humana, Inc.	377,029
		699,086

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares	COMMON STOCKS: 90.5% (Continued)	Fair Value

	Machinery Manufacturing: 1.8%
2,498	Caterpillar, Inc.	$228,642

	Merchant Wholesalers, Durable Goods: 2.4%
4,675	TE Connectivity, Ltd.	295,694

	Miscellaneous Manufacturing: 2.7%
2,040	3M Co.	335,213

	Petroleum and Coal Products Manufacturing: 2.1%
2,745	Exxon Mobil Corp.	253,775

	Primary Metal Manufacturing: 2.0%
9,230	United States Steel Corp.	246,810

	Professional, Scientific, and Technical Services: 13.3%
2,340	Amgen, Inc.	372,739
1,595	Baidu, Inc. – ADR1	363,612
2,405	F5 Networks, Inc.1	313,768
5,610	Open Text Corp.	326,839
3,350	VMware, Inc. – Class A1	276,442
		1,653,400
	Publishing Industries (except Internet): 5.5%
4,825	Check Point Software Technologies, Ltd.1	379,100
6,478	Microsoft Corp.	300,903
		680,003
	Rail Transportation: 2.5%
2,860	Norfolk Southern Corp.	313,485

	Utilities: 2.7%
3,850	Entergy Corp.	336,798
	TOTAL COMMON STOCKS
	(Cost $8,959,149)	11,244,908

	REAL ESTATE INVESTMENT TRUSTS: 7.6%
2,285	Boston Properties, Inc.	294,057
4,680	Equity Residential	336,211
2,690	Vornado Realty Trust	316,640
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $841,374)	946,908

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Shares	SHORT-TERM INVESTMENTS: 2.2%	Fair Value

	Money Market Funds: 2.2%
274,734	Fidelity Institutional Money Market Portfolio, 0.07%2	$274,734
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $274,734)	274,734
	TOTAL INVESTMENTS IN SECURITIES: 100.3%
	(Cost $10,075,257)	12,466,550
	Liabilities in Excess of Other Assets: (0.3)%	(36,134)
	TOTAL NET ASSETS: 100.0%	$12,430,416

ADRAmerican Depositary Receipt.
1	Non-income producing security.
2	Annualized seven-day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Contravisory Strategic Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014

ASSETS
Investments in securities, at value (Cost $10,075,257)	$12,466,550
Receivables:
Fund shares sold	1,621
Dividends and interest	21,315
Due from Adviser	11,575
Prepaid expenses	5,039
Total assets	12,506,100

LIABILITIES
Payables:
Audit fees	22,600
Administration & accounting fees	16,841
Transfer agent fees	9,294
Cash overdraft	8,216
Reports to shareholders	6,995
Distribution fees – Investor Class	4,599
Trustee fees	1,534
Chief Compliance Officer fees	1,500
Custody fees	959
Legal fees	663
Other accrued expenses	2,483
Total liabilities	75,684
NET ASSETS	$12,430,416

COMPONENTS OF NET ASSETS
Paid-in capital	$9,842,040
Undistributed net investment income	—
Accumulated net realized gain on investments	197,083
Net unrealized appreciation on investments	2,391,293
Net assets	$12,430,416
Net asset value (unlimited shares authorized):
Investor Class:
Net assets	$4,122,520
Shares of beneficial interest issued and outstanding	343,427
Net asset value, offering and redemption price per share	$12.00
Institutional Class:
Net assets	$8,307,896
Shares of beneficial interest issued and outstanding	691,605
Net asset value, offering and redemption price per share	$12.01

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

STATEMENT OF OPERATIONS For the year ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $1,793 in foreign withholding taxes)	$165,137
Interest	62
Total investment income	165,199

EXPENSES
Administration & accounting fees	100,761
Investment advisory fees (Note 3)	96,893
Transfer agent fees	58,504
Registration fees	30,412
Audit fees	22,600
Reports to shareholders	10,991
Miscellaneous expenses	10,849
Distribution fees – Investor Class (Note 3)	9,590
Chief Compliance Officer fees	9,000
Custody fees	6,021
Trustee fees	5,666
Legal fees	5,406
Insurance expense	2,486
Total expenses	369,179
Fees waived and expenses reimbursed	(238,473)
Net expenses	130,706
Net investment income	34,493

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,386,516
Change in net unrealized appreciation on investments	(538,791)
Net realized and unrealized gain on investments	847,725
Net increase in net assets resulting from operations	$882,218

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$34,493	$20,553
Net realized gain on investments	1,386,516	422,024
Change in net unrealized
appreciation on investments	(538,791)	2,005,211
Net increase in net assets
resulting from operations	882,218	2,447,788

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(7,568)	(2,088)
Institutional Class	(34,529)	(19,117)
From net realized gain
Investor Class	(379,510)	(89,680)
Institutional Class	(762,730)	(207,064)
Total distributions to shareholders	(1,184,337)	(317,949)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares –
Investor Class (a)(b)	506,780	1,097,723
Net increase/(decrease) in net assets derived
from net change in outstanding shares –
Institutional Class (a)(c)	(129,370)	1,592,505
Total increase in net assets
from capital share transactions	377,410	2,690,228
Total increase in net assets	75,291	4,820,067

NET ASSETS
Beginning of year	12,355,125	7,535,058
End of year	$12,430,416	$12,355,125
Undistributed net investment income	$—	$102

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

 (a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
Investor Class	Shares	Value	Shares	Value
Shares sold	54,511	$673,122	124,935	$1,480,123
Shares issued
in reinvestment
of distributions	31,029	377,314	7,239	88,394
Shares redeemed (b)	(44,635)	(543,656)	(42,036)	(470,794)
Net increase	40,905	$506,780	90,138	$1,097,723

(b) Net of redemption fees of $89 and $24, respectively.
	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
Institutional Class	Shares	Value	Shares	Value
Shares sold	109,286	$1,343,333	154,252	$1,733,709
Shares issued
in reinvestment
of distributions	64,941	790,332	18,451	225,287
Shares redeemed (c)	(182,515)	(2,263,035)	(32,173)	(366,491)
Net increase (decrease)	(8,288)	$(129,370)	140,530	$1,592,505

(c) Net of redemption fees of $202 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

				Period Ended
	Year Ended December 31,			December 31,
Investor Class	2014	2013	2012	2011±
Net asset value at
beginning of year/period	$12.32	$9.77	$8.68	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.02	0.00 ~	0.10	0.00	~
Net realized and unrealized
gain (loss) on investments	0.90	2.86	1.07	(1.32)
Total from investment operations	0.92	2.86	1.17	(1.32)

LESS DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.09)	0.00	~
From net realized gain	(1.22)	(0.30)	—	—
Total distributions	(1.24)	(0.31)	(0.09)	0.00	~
Paid-in capital from redemption fees	0.00 ~	0.00 ~	0.01	0.00	~
Net asset value, end of year/period	$12.00	$12.32	$9.77	$8.68
Total Return	7.33%	29.31%	13.62%	(13.15	)%1

RATIOS/SUPPLEMENTAL DATA
Net assets at end
of year/period (millions)	$4.1	$3.7	$2.1	$1.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	3.23%	3.54%	5.44%	12.74	%2
After fees waived and
expenses absorbed	1.25%	1.28%*	1.50%	1.50	%2

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.85)%	(2.23)%	(2.86)%	(11.24	)%2
After fees waived and
expenses absorbed	0.13%	0.03%	1.09%	0.00	%2
Portfolio turnover rate	88%	64%	68%	56	%1

±	Commenced operations on June 30, 2011. The information presented is for the period from June 30, 2011 to December 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.005 per share.
1	Not Annualized.
2	Annualized.
*	Effective April 30, 2013, Contravisory Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce the Fund’s fees from 1.50% to 1.25% for Investor Class.

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

				Period Ended
	Year Ended December 31,			December 31,
Institutional Class	2014	2013	2012	2011±
Net asset value at
beginning of year/period	$12.33	$9.76	$8.68	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.04	0.03	0.13	0.01
Net realized and unrealized
gain (loss) on investments	0.92	2.87	1.06	(1.32)
Total from investment operations	0.96	2.90	1.19	(1.31)

LESS DISTRIBUTIONS
From net investment income	(0.06)	(0.03)	(0.11)	(0.01)
From net realized gain	(1.22)	(0.30)	—	—
Total distributions	(1.28)	(0.33)	(0.11)	(0.01)
Paid-in capital from redemption fees	0.00 ~	—	—	0.00	~
Net asset value, end of year/period	$12.01	$12.33	$9.76	$8.68
Total Return	7.57%	29.76%	13.70%	(13.09	)%1

RATIOS/SUPPLEMENTAL DATA
Net assets at end
of year/period (millions)	$8.3	$8.6	$5.5	$3.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	2.97%	3.29%	5.19%	12.49	%2
After fees waived and
expenses absorbed	1.00%	1.03%*	1.25%	1.25	%2

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.61)%	(1.98)%	(2.61)%	(10.99	)%2
After fees waived and
expenses absorbed	0.36%	0.28%	1.34%	0.25	%2
Portfolio turnover rate	88%	64%	68%	56	%1

±	Commenced operations on June 30, 2011. The information presented is for the period from June 30, 2011 to December 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.005 per share.
1	Not Annualized.
2	Annualized.
*	Effective April 30, 2013, Contravisory Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce the Fund’s fees from 1.25% to 1.00% for Institutional Class.

The accompanying notes are an integral part of these financial statements.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014

NOTE 1 – ORGANIZATION

The Contravisory Strategic Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on June 30, 2011.

The Fund offers Institutional and Investor Class shares.  Each class of shares has equal rights as to earnings and assets except that Investor Class shares bear distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The investment objective of the Fund is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of December 31, 2014, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Fund records transfers between levels at the end of each reporting period.  The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the year ended December 31, 2014.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,244,908	$—	$—	$11,244,908
Real Estate
Investment Trusts	946,908	—	—	946,908
Short-Term Investments	274,734	—	—	274,734
Total Investments
in Securities	$12,466,550	$—	$—	$12,466,550

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate the portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2014, the Fund deferred, on a tax basis, post-October losses of $7,502.  At December 31, 2014, the Fund did not have any short-term capital loss carry-forwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for the open tax years of 2011-2013 or expected to be taken on the Fund’s tax return for the fiscal year ended 2014.  The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended December 31, 2014, the following adjustments were made:

	Undistributed Net
	Investment	Accumulated	Paid-in
	Income	Gains/Losses	Capital
Contravisory Strategic
Equity Fund	$7,502	$(7,502)	$ —

J.
Subsequent Events.  In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no events or transactions that occurred after the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Contravisory Investment Management, Inc. (the “Advisor”) provides the Contravisory Strategic Equity Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets.  For the period ended December 31, 2014, the Fund incurred $96,893 in advisory fees.

The Advisor has contractually agreed to limit expenses for the Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that its ratio of expenses to average net assets will not exceed 1.00% for the Institutional Class and 1.25% for the Investor Class.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the year ended December 31, 2014, the Advisor waived $238,473 in fees for the Fund.  At December 31, 2014, the cumulative unreimbursed amount waived by the Advisor on behalf of the Fund was $709,455.  The Advisor may recoup portions of this amount no later than the dates below:

December 31, 2015	$252,113
December 31, 2016	$218,869
December 31, 2017	$238,473

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The Officers of the Trust and Chief Compliance Officer are employees of the Administrator.  Fees paid by the Fund for administration and Chief Compliance Services for the year ended December 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

 Contravisory Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

The Fund has adopted a 12b-1 Distribution Plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The 12b-1 Plan provides that the Fund’s Investor Class shares may pay a fee to the Distributor of up to 0.25% of the average daily net assets of the Investor Class to reimburse the Distributor for a portion of the costs incurred in distributing the Fund’s Investor Class shares.  For the year ended December 31, 2014, the Fund’s Investor Class shares incurred $9,590 in 12b-1 fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended December 31, 2014, were $10,558,982 and $11,491,732, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2014.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2014 and December 31, 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$ 42,097	$ 21,205
Long-term capital gain*	$1,142,240	$296,744

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Cost of Investments	$10,075,257
Gross tax unrealized appreciation	2,526,158
Gross tax unrealized depreciation	(134,865)
Net tax unrealized appreciation/depreciation	2,391,293
Undistributed ordinary income	$—
Undistributed long-term capital gain	204,585
Total distributable earnings	204,585
Other accumulated gain/loss	(7,502)
Total accumulated earnings/losses	$2,588,376

Contravisory Strategic Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Professionally Managed Portfolios and
Shareholders of Contravisory Strategic Equity Fund

We have audited the accompanying statement of assets and liabilities of the Contravisory Strategic Equity Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period June 30, 2011 (commencement of operations) to December 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Contravisory Strategic Equity Fund of December 31, 2014, the results of its operations for the year ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 30, 2011 to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2015

Contravisory Strategic Equity Fund

EXPENSE EXAMPLE For the Six-Months Ended December 31, 2014 (Unaudited)

As a shareholder of the Contravisory Strategic Equity Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per

Contravisory Strategic Equity Fund

EXPENSE EXAMPLE For the Six-Months Ended December 31, 2014 (Unaudited) (Continued)

year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2014 –
Investor Class	July 1, 2014	December 31, 2014	December 31, 2014^
Actual	$1,000.00	$1,064.60	$6.50
Hypothetical (5% annual	$1,000.00	$1,018.90	$6.36
return before expenses)
			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	July 1, 2014 –
Institutional Class	July 1, 2014	December 31, 2014	December 31, 2014^
Actual	$1,000.00	$1,066.20	$5.21
Hypothetical (5% annual	$1,000.00	$1,020.16	$5.09
return before expenses)

^
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for the Contravisory Strategic Equity Fund Investor Class and Institutional Class were 1.25% and 1.00%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Contravisory Strategic Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Contravisory Investment Management, Inc. (the “Advisor”) for the Contravisory Strategic Equity Fund.  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to

Contravisory Strategic Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund underperformed its peer group median and average for the one-year period.  The Board also considered that the Fund performed in-line with its similarly managed accounts for the one-year period.

The Board also considered the performance of the Fund against a broad-based securities market benchmark.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund’s Investor Class shares and 1.00% for the Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was higher than that of its peer group median, but lower than the average, and that the Fund’s net expense ratio (less Rule 12b-1 fees) was lower than the peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

The Trustees also took into consideration the services the Advisor provided to its similarly managed separate account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients.

4.	Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with

Contravisory Strategic Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, noting that the Advisor was not currently projecting to be achieving a net profit from the advisory agreement with the Fund, and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly the Rule 12b-1 fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Contravisory Strategic Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries,		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	Inc. (business consulting);
Fund Services, LLC		May	formerly, Executive
2020 E. Financial Way		1991.	Vice President and
Suite 100			Chief Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way		1991.	(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Contravisory Strategic Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	1	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion Funds.
Fund Services, LLC		September	formerly, Senior Vice
2020 E. Financial Way		2011.	President and Chief
Suite 100			Financial Officer (and
Glendora, CA 91741			other positions),
U.S. Bancorp Fund
Services, LLC 1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May	President, Investment		Funds; Trustee,
2020 E. Financial Way		1991.	Company Administration,		Managers
Suite 100			LLC (mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Contravisory Strategic Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		April	LLC, since
615 East Michigan St.		2013.	April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July	Officer, (and
615 East Michigan St.		2011.	other positions)
Milwaukee, WI 53202	Anti-	Indefinite	U.S. Bancorp
	Money	Term;	Fund Services,
	Laundering	Since	LLC since
	Officer	July	August 2004.
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

Contravisory Strategic Equity Fund

ADDITIONAL INFORMATION

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2014, was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 558-8818 or by accessing the Fund’s website at www.contravisoryfunds.com or the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (855) 558-8818 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 558-8818.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (855) 558-8818 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Contravisory Strategic Equity Fund

ADDITIONAL INFORMATION (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 558-8818.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.contravisoryfunds.com.

Contravisory Strategic Equity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and

•    Information about your transactions with us or others

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Fund may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentiality.  The Fund maintains physical, electronic and procedural safeguards to guard your non-public information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
CONTRAVISORY INVESTMENT MANAGEMENT, INC.
120 Longwater Drive, Suite 100
Norwell, MA  02061

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(855) 558-8818

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
Investor Class – CSEFX
Institutional Class – CSSFX
CUSIP
Investor Class – 74316J730
Institutional Class – 74316J748

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Contravisory Strategic Equity Fund

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$20,000	$19,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     March 2, 2015

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     March 9, 2015

* Print the name and title of each signing officer under his or her signature.